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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    JANUARY 29, 1999

                            R-B RUBBER PRODUCTS, INC.

             (Exact name of registrant as specified in its charter)

                  OREGON                                       93-0967413
(State or other jurisdiction of incorporation              (I.R.S. Employer
              or organization)                             Identification No.)

904 E. 10TH AVENUE, MCMINNVILLE, OREGON                           97128
(Address of principal executive offices)                        (Zip Code)

          Issuer's telephone number, including area code: 503-472-4691

       (Former name or former address, if changed since last report): N/A

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                            R-B RUBBER PRODUCTS, INC.

                                    FORM 8-K

                                      INDEX

ITEM          DESCRIPTION                                         PAGE
----          -----------                                         ----

Item 2.       Acquisition or Disposition of Assets                   2

Item 7.       Financial Statements and Exhibits                      2

              Signatures                                             3


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) On January 29, 1999, RB Recycling, Inc., a newly formed, 100 percent owned subsidiary of R-B Rubber Products, Inc. (collectively, the "Company"), acquired certain assets related to a tire recovery and processing plant in Portland, Oregon from Dallas, Texas based Waste Recovery, Inc. ("Waste Recovery") pursuant to an Agreement for Sale and Purchase of Business Assets (the "Agreement") dated January 29, 1999. Pursuant to the Agreement, the total purchase price was $750,000, consisting of $450,000 in cash from a new five-year note with a commercial bank, $160,000 in cash from the Company's existing operating line of credit and $140,000 in cash from existing cash balances. The Company intends to utilize the equipment in its existing location and is leasing the land from unrelated third parties.

     The Company spent a total of $158,403 purchasing raw materials from Waste Recovery during 1998. There are no other previous relationships between the Company and Waste Recovery, nor any of the Company's and Waste Recovery's affiliates, officers or directors.

(b) The Company acquired inventories, vehicles, machinery, equipment, tools, supplies, furniture, fixtures and other personal property used in the business of processing tire chips. The Company intends to utilize the purchased assets in the same capacity.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

     Financial statements for Waste Recovery are not required to be filed.

(b)  PRO FORMA FINANCIAL INFORMATION

     Pro forma financial information for Waste Recovery is not required to be filed.

(c)  EXHIBITS

     The exhibits filed as a part of this report are listed below and this list constitutes the exhibit index.

     2.1 Agreement for Sale and Purchase of Business Assets dated January 29, 1999 by and between Waste Recovery, Inc. and R-B Rubber Products, Inc.
     10.1 Business Loan Agreement, dated January 19, 1999, by and between KeyBank National Association and R-B Rubber Products, Inc.

     10.2 Lease of Real Property dated February 1, 1999 by and between EEEK Limited Partnership and RB Recycling, Inc.
     10.3 Lease of Real Property dated February 1, 1999 by and between Arlene Glanz and RB Recycling, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   February 8, 1999                 R-B RUBBER PRODUCTS, INC.


                                         By: /S/RONALD L. BOGH
                                         -----------------------------------
                                         Ronald L. Bogh
                                         Chairman of the Board and President
                                         (Principal Executive Officer and
                                         Principal Financial and
                                         Accounting Officer)


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